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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 5, 2000


                            AGATE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)




     Delaware                   333-5278-NY                   94-3334052
--------------------   -----------------------------   ------------------------
(State or other          (Commission File Number)             (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)



                            46783 Lakeview Boulevard
                           Fremont, California  94538
                    (Address of principal executive offices)

     Registrant's telephone number, including area code      (510) 492-5430
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ITEM 4.             CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     Upon the recommendation of its board of directors, on April 5, 2000, Registrant appointed Grant Thornton LLP as Registrant's independent accountants to replace Ernst & Young, LLP who was dismissed. Ernst & Young LLP's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Registrant's two most recent fiscal years, and any subsequent interim period preceding such dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report.


ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS



     (c)       Exhibits

     16        Letter re Change in Certifying Accountant, will be filed
subsequently when available by amendment to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGATE TECHNOLOGIES, INC.

                                    /s/ Francis CS Khoo
DATED: April 12, 1999
                                    By: Francis CS Khoo
                                        Chairman of the Board and CEO